EXHIBIT 99.1



               Gregg Appliances, Inc. Announces Results for the Quarter Ended September 30, 2006


    INDIANAPOLIS--(BUSINESS WIRE)--Nov. 14, 2006--Gregg Appliances, Inc. ("Gregg Appliances") today reported operating results for its second quarter ended September 30, 2006.

    Gregg Appliances reported an 11.7% increase in total sales for the three months ended September 30, 2006, as sales increased to $237.7 million compared to $212.9 million for the comparable prior year period. This increase in sales was attributable to the addition of ten stores during the past twelve months and a 1.2% comparable store sales gain for the second quarter of fiscal 2007. The comparable store sales performance was driven by gains in major appliances, bedding and video, with flat panel television sales growth outpacing the sales decline in projection and tube televisions. It is anticipated that the Company's comparable store sales will be flat to slightly positive during the third quarter of fiscal 2007.

    Net income for the three months ended September 30, 2006 was $3.5 million as compared to a net loss of $4.2 million for the comparable prior year period. The increased earnings were primarily attributable to improved video and appliance merchandise margins. The prior year results also included a $2.5 million pretax charge associated with the decision to outsource product service and repair work to third-party providers. Improvement in general and administrative expense leverage, expressed as a percentage of sales, was due to the outsourcing of product service and repair work last year and was offset by a similar drop in gross margin during the second quarter ended September 30, 2006.

    Sales for the six months ended September 30, 2006 increased 10.8% to $441.0 million from $397.9 million for the six months ended September 30, 2005. This increase in sales was primarily attributable to the addition of ten stores during the past twelve months and a 1.1% increase in comparable stores sales during the first half of fiscal 2007. The comparable store sales performance was driven by gains in major appliances, bedding and video, with flat panel television sales growth outpacing the sales decline in projection and tube televisions.

    Net income for the first six months of fiscal 2007 was $2.1 million compared to a net loss of $4.1 for the six months ended September 30, 2005. The increased earnings were largely due to improved merchandise margins. Net loss in the prior year included a $2.5 million pretax charge related to the decision to outsource product service and repair offerings. The improvement in general and administrative expense leverage, expressed as a percentage of sales, was due to the outsourcing of product service and repair work last year and was offset by a similar drop in gross margin during the six months ended September 30, 2006.

    Gregg Appliances will be conducting a conference call to discuss operating results for the six months ended September 30, 2006, on Wednesday, November 15, 2006 at 10:00 a.m. (Eastern). You may access this call starting at 9:45 a.m. (Eastern).

    The conference phone number is 1-866-868-1282. When joining the call, please refer to reference number 16121979. Jerry Throgmartin, the Chief Executive Officer of Gregg Appliances, is the conference call leader. In consideration of other participants, it is requested that cellular phones not be used. The conference call will be recorded and available for playback through Wednesday, November 29, 2006 at 11:59 p.m. (Eastern). Playback can be reached by dialing 1-877-213-9653 and requesting reference number 16121979. Information regarding non-GAAP financial measures, including EBITDA (earnings before net interest expense, income tax expense, depreciation and amortization), discussed in the conference call can be found at www.hhgregg.com on the investor relations page.

    Gregg Appliances is a specialty retailer of consumer electronics, home appliances, bedding and related services. It operates under the hhgregg(R) and Fine Lines(R) brands in 74 retail stores in Alabama, Georgia, Indiana, Kentucky, North Carolina, Ohio, South Carolina and Tennessee.

    Safe Harbor

    The following is a Safe Harbor Statement under the Private
Securities Litigation Reform Act of 1995:

    This press release and the conference call that will address Gregg Appliances' operating results include forward-looking statements. These statements may be identified by the use of forward-looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "should," or "will," or the negative thereof or other variations thereon or comparable terminology. In particular, statements about the expectations, beliefs, plans, objectives, assumptions or future events or performance of Gregg Appliances are forward-looking statements.

    Gregg Appliances has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While Gregg Appliances believes these expectations, assumptions, estimates and projections are reasonable, these forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These and other important factors may cause Gregg Appliances' actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Some of the key factors that could cause actual results to differ from Gregg Appliances' expectations are: changes in consumer preferences; its ability to effectively manage and monitor its operations, costs and service quality; competition in existing, adjacent and new markets; its reliance on a small number of manufacturers; the failure of manufacturers to introduce new products and technologies; customer acceptance of new technology; its dependence on our key management personnel and its ability to attract and retain qualified sales personnel; its ability to negotiate with its suppliers to provide product on a timely basis at competitive prices; the identification and acquisition of suitable sites for its stores and the negotiation of acceptable leases for those sites; the effect of general and regional economic and employment conditions on its net sales; its ability to maintain its rate of growth and penetrate new geographic areas; its ability to obtain additional financing and maintain its credit facilities; its ability to maintain and upgrade its information technology systems; changes in cost for print, radio and television advertising; and changes in trade regulations, currency fluctuations and prevailing interest rates.

    Other factors that could cause actual results to differ from those implied by the forward-looking statements in this press release and the earnings conference call are more fully described in the "Risk Factors" section and elsewhere in Gregg Appliances' Form 10-K filed with the SEC on June 26, 2006. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements included in this press release and that will be made on the earnings conference call are made only as of the date hereof. Gregg Appliances does not undertake, and specifically declines, any obligation to update any of these statements or to publicly announce the results of any revisions to any of these statements to reflect future events or developments.


               GREGG APPLIANCES, INC. AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                   Three Months Ended           Six Months Ended
               --------------------------- ---------------------------
               September 30, September 30, September 30, September 30,
                   2006          2005          2006          2005
               ------------- ------------- ------------- -------------
                                     (Unaudited)
                                   (In Thousands)
Net sales          $237,718      $212,897      $440,966      $397,914
Cost of goods
 sold               161,830       147,535       302,607       269,283
               ------------- ------------- ------------- -------------
    Gross
     profit          75,888        65,362       138,359       128,631
Selling,
 general and
 administrative
 expenses            55,673        53,491       105,944       102,768
Net advertising
 expense             10,022         9,124        20,004        18,334
Restructuring
 and asset
 impairment
 charges                  -         1,320             -         1,320
               ------------- ------------- ------------- -------------
    Income from
     operations      10,193         1,427        12,411         6,209
               ------------- ------------- ------------- -------------
Other expense
 (income):
  Interest
   expense            4,523         4,812         9,153         9,538
  Interest
   income               (10)          (80)          (15)         (169)
  Gain related
   to early
   extinguish-
   ment of debt        (127)            -          (295)            -
               ------------- ------------- ------------- -------------
    Total other
     expense          4,386         4,732         8,843         9,369
               ------------- ------------- ------------- -------------
Income (loss)
 before income
 taxes                5,807        (3,305)        3,568        (3,160)
Income tax
 expense              2,281           852         1,419           957
               ------------- ------------- ------------- -------------
    Net income
     (loss)          $3,526       $(4,157)       $2,149       $(4,117)
               ============= ============= ============= =============


               GREGG APPLIANCES, INC. AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (AS A PERCENTAGE OF SALES)

                                   Three Months Ended Six Months Ended
                                     September 30,     September 30,
                                   ------------------ ----------------
                                     2006      2005     2006    2005
                                   --------- -------- -------- -------
  Net sales                           100.0%   100.0%   100.0%  100.0%
  Cost of goods sold                   68.1     69.3     68.6    67.7
                                   --------- -------- -------- -------
  Gross profit                         31.9     30.7     31.4    32.3
  Selling, general and
   administrative expenses             23.4     25.1     24.0    25.8
  Net advertising expense               4.2      4.3      4.5     4.6
  Restructuring and asset
   impairment charges                     -      0.6        -     0.3
                                   --------- -------- -------- -------
  Income from operations                4.3      0.7      2.8     1.6
  Other expense                         1.8      2.2      2.0     2.4
  Income tax expense                    1.0      0.4      0.3     0.2
                                   --------- -------- -------- -------
  Net income (loss)                     1.5     (2.0)     0.5    (1.0)
                                   ========= ======== ======== =======


    Certain percentage amounts do not sum due to rounding


               GREGG APPLIANCES, INC. AND SUBSIDIARIES
                CONDENSED CONSOLIDATED BALANCE SHEETS

                                           September 30,   March 31,
                                                2006          2006
                                           -------------- ------------
                                                   (Unaudited)
                                           (In thousands, except share
                                                      data)
                    ASSETS
Current assets:
  Cash and cash equivalents                       $7,430       $2,301
  Accounts receivable - trade, less
   allowances of $171 and $181,
   respectively                                   12,515        7,024
  Accounts receivable - other                     11,704        8,862
  Merchandise inventories                        114,235       98,807
  Prepaid expenses and other current assets        3,804        4,572
  Deferred income taxes                            9,095        1,560
                                           -------------- ------------
          Total current assets                   158,783      123,126
                                           -------------- ------------
   Net property and equipment                     51,535       50,986
   Deposits                                          632        2,862
   Deferred financing costs, net                   8,513        9,821
   Deferred income taxes                          87,579       96,522
   Other                                             329          447
                                           -------------- ------------
                                                 148,588      160,638
                                           -------------- ------------
          Total assets                          $307,371     $283,764
                                           ============== ============

      LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
  Accounts payable - third party                  $2,790       $3,319
  Accounts payable - vendors                      80,786       52,011
  Line of credit                                       -            -
  Customer deposits                               15,592       14,912
  Accrued liabilities                             31,430       31,949
                                           -------------- ------------
          Total current liabilities              130,598      102,191
                                           -------------- ------------
Long-term liabilities:
  Long-term debt                                 167,491      178,242
  Other long-term liabilities                     12,355        8,485
                                           -------------- ------------
          Total long-term liabilities            179,846      186,727
                                           -------------- ------------
          Total liabilities                      310,444      288,918
                                           -------------- ------------

Stockholders' deficit:
  Preferred stock; no par value; 10,000,000
   shares authorized; no shares issued and
   outstanding as of September 30, 2006 and
   March 31, 2006                                      -            -
  Common stock; no par value; 52,500,000
   shares authorized; 14,245,800 and
   14,254,800 shares issued and outstanding
   as of September 30, 2006 and March 31,
   2006                                          113,752      113,809
  Accumulated deficit                           (116,610)    (118,744)
                                           -------------- ------------
                                                  (2,858)      (4,935)
      Note receivable for common stock              (215)        (219)
                                           -------------- ------------
           Total stockholders' deficit            (3,073)      (5,154)
                                           -------------- ------------
           Total liabilities and
            stockholders' deficit               $307,371     $283,764
                                           ============== ============


               GREGG APPLIANCES, INC. AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                Six Months Ended
                                           ---------------------------
                                           September 30, September 30,
                                               2006          2005
                                           ------------- -------------
                                                   (Unaudited)
                                                 (In thousands)
Operating activities:
  Net income (loss)                              $2,149       $(4,117)
  Adjustments to reconcile net income
   (loss) to net cash provided by operating
   activities:
     Depreciation and amortization                5,983         5,167
     Amortization of deferred financing
      costs                                         782           780
     Accretion of original issue discount           249           226
     Stock-based compensation                        33             -
     Loss on disposal of assets                      58            48
     Gain on early extinguishment of debt          (295)            -
     Deferred income taxes                        1,408           923
     Restructuring and asset impairment
      charges                                         -         1,320
     Changes in operating assets and
      liabilities:
       Accounts receivable - trade               (5,491)       (2,346)
       Accounts receivable - other               (2,882)       (6,330)
       Merchandise inventories                  (15,428)      (19,036)
       Prepaid expenses and other current
        assets                                      886           547
       Deferred commissions                           -           448
       Deposits                                   2,230         5,084
       Accounts payable - third parties            (529)        8,867
       Accounts payable - vendors                23,431        24,862
       Deferred revenue on extended
        maintenance agreements                      (16)       (2,749)
       Customer deposits                            680           948
       Other accrued liabilities                   (512)       (3,195)
       Other long-term liabilities                2,775           303
                                           ------------- -------------
          Net cash provided by operating
           activities                            15,511        11,750
                                           ------------- -------------
Investing activities:
  Purchases of property and equipment            (9,399)       (9,798)
  Proceeds from sale and leaseback
   transaction                                    2,725             -
  Decrease in cash surrender value of life
   insurance                                          -         1,096
  Deposit on future sale and leaseback
   transaction                                    1,104             -
  Proceeds from sales of property and
   equipment                                        124            70
                                           ------------- -------------
          Net cash used in investing
           activities                            (5,446)       (8,632)
                                           ------------- -------------
Financing activities:
  Net increase in bank overdrafts                 5,344             -
  Repurchase of stock previously issued            (105)            -
  Payment of financing costs                          -          (503)
  Proceeds from issuance of common stock              -         2,398
  Payments received on notes receivable for
   issuance of common stock from GIC                  4             -
  Payment for early debt extinguishment         (10,179)            -
                                           ------------- -------------
          Net cash provided by (used in)
           financing activities                  (4,936)        1,895
                                           ------------- -------------
Net increase in cash and cash equivalents         5,129         5,013
Cash and cash equivalents:
  Beginning of period                             2,301         8,642
                                           ------------- -------------
  End of period                                  $7,430       $13,655
                                           ============= =============

Supplemental disclosure of cash flow
 information:
  Interest paid                                  $8,309        $8,084
  Income taxes paid                                  72            35
  Non cash item-note receivable for common
   stock                                              -           238


    CONTACT: Gregg Appliances, Inc.
             Don Van der Wiel, 317-848-8710
             Chief Financial Officer